HomeBanc Corp.

Strategic Update

January 16, 2007

Changes in Management and
the Board of Directors

Kevin D. Race appointed Chief Executive Officer

Joined HomeBanc in 2002 as President and Chief Operating
Officer

24+ years of experience in the mortgage banking industry

James B. Witherow appointed non-executive Chairman
of the Board of Directors

28 years of experience in the mortgage banking industry

Previous president and CEO of First Horizon Home Loan
Corporation, the former parent company of HomeBanc

Strategic Review Update

Board of Directors has completed its evaluation
of strategic alternatives

Current focus

Improve operating efficiency

Position for future growth

Enhance capital position and maximize book value

Opportunistically evaluate alternatives to
maximize shareholder value as they arise

2007 Strategic Focus

Four key areas of focus:

Maximize operating efficiency and profitability

Right-size corporate infrastructure, e.g., real estate, professional services, outsourcing

Evaluate operating platform and structure

Increase origination productivity and decrease cost structure

Reduce and optimize Strategic Marketing Alliance “SMA” spend

Pursue growth opportunities

Diversify Southeast footprint with new stores in 2007

Balance PSD recruiting with experienced loan officer hiring

Channel diversification, e.g., direct lending platform

Leverage value of customer relationships and capability of our sales organization

2007 Strategic Focus

Maximize investment portfolio earnings power

Restructure MBS portfolio to increase yield

Bulk loan acquisitions to complement loans held for investment “LHFI”
returns

Manage capital structure

Preserve book value

Opportunistic capital issuance

Explore alternative funding sources and capital structure

Total book value of $4.72 per common share at September 30, 2006

$5.31 - $5.46

Total adjusted fair value / book value at September 30, 2006

$  0.30

Estimated incremental fair value of net operating loss carry-
forwards at September 30, 2006

$1.00 - $1.15

Estimated fair value over book on LHFI at September 30, 2006

$  4.01

Tangible book value per common share at September 30, 2006

Total adjusted fair value/book value is a non-GAAP financial measure. The most comparable GAAP financial measure is tangible book value per common share. A reconciliation of total adjusted fair value/book value to tangible book value per common share is presented above. Management uses total adjusted fair value/book value as a means of approximating the true underlying value of the Company. Total adjusted fair value/book value should not be used in lieu of tangible book value per common share or any other GAAP financial measure.

Next Steps

Management and Board of Directors reevaluating and
building 2007 Business Plan

Targeting mid to late February conference call

Update on 2006 results

Present 2007 Business Plan

Update and frame 2007 earnings guidance

SPECIAL CAUTIONARY NOTICE REGARDING
FORWARD-LOOKING STATEMENTS

This conference call may include forward-looking statements within the meaning, and subject to the protection of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934.  Such forward-looking statements include statements regarding the Company’s current strategy to maximize shareholder value, GAAP profitability and book value, including, without limitation, the Company’s decision not to operate as a REIT and its ability to successfully implement cost reduction and other efficiency measures, as well as its ability to improve capital management;
future market stabilization and improvement in prevailing industry conditions; the Company’s areas of current focus in executing its strategy and positioning itself to take advantage of future market conditions; and the Company’s ability to execute its strategy and be successful in the future. Such forward-looking statements are based on information presently available to the Company’s management and are subject to any number of risks and uncertainties, including, without limitation, the risks described in the Company’s SEC reports and filings under the headings “Special
Cautionary Notice Regarding Forward Looking Statements” and “Risk Factors” and as discussed elsewhere in those reports.

You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this conference call, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as may be required by law.

Replay Information

An audio recording of this conference call will be
available within two hours of the conclusion of the call
and will be available through January 30, 2007. To listen
to the recording, please dial 800-642-1687 or 706-645-
9291. The conference ID code is 6488580.